UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2013

SINGLE TOUCH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53744	13-4122844
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Town Square Place, Suite 204
Jersey City, NJ 07310
(Address of principal executive offices) (Zip Code)

(201) 275-0555
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On November 12, 2013 (the “Effective Date”), Single Touch Interactive, Inc. (“Interactive”), a wholly-owned subsidiary of Single Touch Systems Inc. (the “Company”) entered into a Patent License and Settlement Agreement (the “Agreement”) with Zoove Corporation (“Zoove”) pursuant to which Interactive and Zoove settled the dispute that was the subject of an action brought by Interactive against Zoove in the United States District Court for the Northern District of California, No. 4:12-CV-00831-YGR (the “Litigation”).

The Agreement provides (i) that each of Interactive and Zoove will release the other from all claims and liabilities that pre-date the Effective Date of the Agreement, (ii) that the parties will dismiss the Litigation with prejudice, and (iii) Zoove acknowledges the validity of U.S. Patent Nos. 7,813,716 and 8,041,341.

Additionally, the Agreement provides for (i) the grant by Interactive to Zoove of a non-exclusive, non-transferrable (except as limited by the Agreement), royalty free, fully paid-up, worldwide license to the SITO-Licensed Technology and the other SITO Patents (as both terms defined in the Agreement), and (ii) the grant by Zoove  to the Interactive of a non-exclusive, non-transferrable (except as limited by the Agreement), royalty free, fully paid-up, worldwide license to the Zoove-Licensed Technology (as defined in the Agreement), for a period of ten years.

The term of the Agreement shall last until the later to occur of (i) the tenth anniversary of the Effective Date of the Agreement, and (ii) the expiration of the last-to-expire of the SITO-Assert Patents (as defined in the Agreement).

As consideration for entrance into the Agreement, and the licenses, covenants, and releases granted pursuant to the Agreement, Zoove shall pay to Interactive an aggregate cash fee of $750,000, to be paid as follows:

•	$100,000 within ten days of execution of the Agreement;
•	$200,000 on the first anniversary of the Effective Date of the Agreement;
•	$225,000 on the second anniversary of the Effective Date of the Agreement; and
•	$225,000 on the third anniversary of the Effective Date of the Agreement.

The foregoing descriptions of the Agreement is not complete and is qualified in its entirety by reference to Exhibit 10.1, annexed hereto. A copy of a related press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statement and Exhibits

(d)  Exhibits.

Exhibit No.	Description
10.1	Patent License and Settlement Agreement, dated November 12, 2013
99.1	Press Release dated November 13, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINGLE TOUCH SYSTEMS INC.

Date: November 13, 2013	By:	/s/ James Orsini
	Name:	James Orsini
	Title:	Chief Executive Officer and President